UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER __, 2016

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2016 Annual Meeting of Shareholders of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Standard Time on December __, 2016 at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722. At the meeting, you will be asked to vote on:

1.	The election of five (5) directors to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Shareholders;

2.	The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company;

3.

The ratification of MSPC, Certified Public Accountants and Advisors, P.C. (“MSPC”) as the Company’s independent registered public accounting firm for the years ending December 31, 2016 and December 31, 2017;

4.	To approve the 2016 CVD Equipment Corporation Share Incentive Plan;

5.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers;

6.	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation; and

7.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 17, 2016 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD DECEMBER __, 2016:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2015 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

By Order of the Board of Directors,

/s/ Leonard A. Rosenbaum
Leonard A. Rosenbaum
Chairman, President and Chief Executive Officer

Dated: __________, 2016

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

December __, 2016

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on December __, 2016, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about ________ __, 2016 to all Shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card or by voting in person at the Annual Meeting. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

■	Signing and returning another proxy card at a later date;

■	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation 355 South Technology Drive Central Islip, NY 11722; or

■	Informing the Secretary and voting in person at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company’s directors, officers and employees may, without being additionally compensated, solicit proxies by telephone fax, or other electronic means. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company’s common stock. No additional compensation will be paid for such solicitation. The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company’s Chairman, President and Chief Executive Officer, and Glen R. Charles, the Company’s Chief Financial Officer and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of the director nominees listed on the card; (2) “FOR” the amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock; (3) “FOR” ratifying the appointment of MSPC as the Company’s independent public accountants for the years ending December 31, 2016 and 2017; (4) “FOR” the approval of the 2016 CVD Equipment Corporation Share Incentive Plan; (5) “FOR” the approval of the non-binding advisory resolution supporting the compensation of our named executive officers; (6) in favor of “THREE YEARS” for the non-binding advisory votes relating to future named executive officer compensation; and (7) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

A broker non-vote occurs when a shareholder holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker.

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2017 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

The proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote.

The proposal to approve the 2016 CVD Equipment Corporation Share Incentive Plan requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

The proposal to approve the non-binding advisory resolution supporting the compensation of our named executive officers requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

With respect to the proposal to approve the non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation, the option (i.e. on year, two years or three years) receiving the most votes (from the holders of common stock present or represented by proxy and entitled to vote on this matter) will be ratified.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of October 17, 2016 are entitled to vote at the Annual Meeting.

As of the close of business on October 17, 2016, there were 6,324,180 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website (www.cvdequipment.com, click on the button www.cvdproxy.com).If you want to receive separate copies of the proxy statement or the annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of six (6) incumbent directors, five of which are seeking to be elected at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. As previously disclosed, Kelly S. Walters has notified the Company that, for personal reasons, he has elected not to stand for re-election to the Board of Directors, but shall continue to serve as a Director until the Annual Meeting. The accompanying proxy card will be voted in favor of the persons named below to serve as directors, unless the shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company’s directors. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

The Nominating, Governance and Compliance Committee of the Board of Directors has nominated Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Lawrence J. Waldman and Raymond A. Nielsen for election as the Company’s directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors.   Our Board of Directors currently consists of six directors, four of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Gunther, Walters, Waldman and Nielsen. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting of Shareholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held seven (7) meetings during the 2015 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. While we encourage all members of the Board of Directors to attend Annual Meetings of Shareholders, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all six members of the Board of Directors attended the meeting.

Director Service On Other Boards

Lawrence J. Waldman has served as a director of Bovie Medical Corporation (“Bovie”) since 2011 and is currently the Chair of the Audit Committee and Lead Independent Director of Bovie’s Board. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its Audit Committee since 2014. Mr. Waldman also serves as a member of the Board of Directors of Comtech Telecommunications, Corp. since August of 2014, and has served as the Chairman of the Audit Committee since December 2015.

Raymond A. Nielsen has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013. He currently serves on the Compensation Committee, Corporate Governance and Nominating Committee as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time.  Currently, Leonard A. Rosenbaum serves as our Chairman, President and CEO. Given the fact that Mr. Rosenbaum, in his capacity as our President and CEO, is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings. The Board of Directors believes that the independent directors have been effective in acting collaboratively to provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board and committee meetings, the independent directors have regular executive sessions. Following an executive session, the independent directors communicate any relevant feedback to our CEO and CFO and provide input with regard to any agenda items for Board meetings.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements, and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors, and executive officers.

Name	Age	Position(s) with the Company
Leonard A. Rosenbaum	70	Chairman of the Board of Directors, Chief Executive Officer and President
Martin J. Teitelbaum	66	Director and Assistant Secretary, General Counsel
Conrad J. Gunther	70	Director and Chairman-Audit Committee
Kelly S. Walters	45	Director and Chairman-Finance Committee
Lawrence J. Waldman	69	Director Nominee
Raymond A. Nielsen	65	Director Nominee
Glen R. Charles	62	Chief Financial Officer and Secretary
Steven Aragon	55	Chief Operating Officer
Karlheinz Strobl	57	Vice President of Business Development
William S. Linss	59	Vice President of Operations-CVD/First Nano Division
Kevin R. Collins	50	Vice President of Operations-SDC Division

Business Experience:

The principal occupation and business experience of each of the directors, nominees for directors and executive officers are as follows:

Directors

Leonard A. Rosenbaum

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Martin J. Teitelbaum

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985 and as our in-house General Counsel since May 16, 2011. Mr. Teitelbaum is an attorney, who prior to May 16, 2011, conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm in 1988, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. In addition, Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School. Mr. Teitelbaum had been the Company’s outside general counsel for many years prior to joining CVD on a full-time basis and his legal expertise makes him an asset to the Company’s Board of Directors.

Conrad J. Gunther

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. From January 2008 until June 2015, Mr. Gunther was Executive Vice President and Chief Lending Officer at Community National Bank. He is currently Executive Vice President and Chief Lending Officer at First Central Savings Bank. We believe Mr. Gunther’s qualifications to serve on our Board of Directors include his experience and expertise in the financial community.

Lawrence J. Waldman

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016. Mr. Waldman has over forty years of experience in public accounting. He joined First Long Island Investors LLC, an investment and wealth management firm, as a Managing Director in May 2016. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman has served as a director of Bovie Medical since 2011 and he is currently the Chair of the audit committee and Lead Independent Director of the Board. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its audit committee since 2014. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015, and since December 2015, serves as Chair of its Audit Committee. Mr. Waldman is also a member of Supervisory Committee of Bethpage Federal Credit Union. Mr. Waldman also serves as a member of the State University of New York's Board of Trustees and as chair of its audit committee. Mr. Waldman previously served as the Chairman of the Board of Trustees of the Long Island Power Authority (LIPA) and as chair and a member of its Finance and Audit Committee.

Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. He holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York, where he is also an adjunct professor.

Raymond Nielsen

Raymond Nielsen was appointed a member of the Board of Directors on October 5, 2016. Mr. Nielsen is currently the Director of Finance for The Beechwood Organization and has been responsible for Project and Corporate Finance including Strategic Planning Initiatives since 2014. He has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its Parent holding company since 2013, serving on the Compensation Committee, Corporate Governance & Nominating Committee, ALCO and Loan Committees, and the Compliance BSA & CRA Committee. Mr. Nielsen is the former CEO of Reliance Federal Savings Bank and Herald National Bank, and a 45 year veteran of the banking industry. Mr. Nielsen also served as a Director of North Fork Bancorporation and its subsidiary North Fork Bank for 6 years where he chaired both the Compensation Committee and Audit Committee as well as having served as Lead Independent Director. Mr. Nielsen’s extensive public company, banking and real estate development experience will provide a valuable resource to the Board of Directors and Executive Management.

Executive Officers

Glen R. Charles

Glen R. Charles has been our Chief Financial Officer and Secretary since January 2004. From 2002 until 2004, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofa bed specialty retail stores in the United States. From 1994 to 2002, Mr. Charles was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting. Mr. Charles earned his B.S. in Accounting from the State University of New York at Buffalo.

Steven Aragon

Dr. Steven Aragon was appointed Chief Operating Officer by the Board of Directors on October 20, 2014. Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. He is the holder of five process equipment design patents. Dr. Aragon was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer and Senior Vice-President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, he has also served as Vice-President – Engineering at Stion Corp of San Jose, California, a maker of nanostructure-based CIGS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels and as the Vice President – Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, until he joined the Company, he was the founder and President of eele Laboratories, LLC, a technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds fourteen patents and earned an M.B.A. from Boston University, a Ph.D from the University of Innsbruck and an M.S. from both the University of Innsbruck and the University of Padova. He has also worked at the Max Plank Institute and at Los Alamos National Laboratory.

William S. Linss

William S. Linss is the Vice President, Operations for the CVD/First Nano Division of CVD. In addition to managing daily engineering and production operations, Mr. Linss is instrumental in expanding the company’s technology capabilities, developing new products and positioning CVD for growth. Prior to his promotion in 2013, Mr. Linss was the Division Manager for the CVD/First Nano Division since 2005. Mr. Linss has worked in Semiconductor Manufacturing and Chemical Vapor Deposition for 25 years. From 1980 through 1988 Mr. Linss worked at Standard Microsystems Corp. in Hauppauge, NY, advancing to Equipment Engineering Manager with all capital equipment responsibilities for SMC’s MOS/VLSIC manufacturing. Mr. Linss was employed by CVD from 1988 through 1994, advancing through various positions as Electrical Systems Designer, Field Service Engineer and Production Manager. From 1994 through 2001, Mr. Linss served as a Software Quality Assurance (SQA) Manager with Otari Corporation, at their Long Island pro-audio R&D office; and later with AP Engines in Sacramento, CA, a Cable TV billing solutions start-up.  In 2001, Mr. Linss re-joined CVD to head the newly acquired Research International Division for SMT reflow oven manufacturing, which then resulted in CVD’s acquisition of the Conceptronic product line.

Kevin R. Collins

Prior to his appointment as Vice President of Operations SDC Division in 2013, Mr. Collins served as the General Manager of CVD’s SDC Division since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee, Nominating, Governance and Compliance Committee and Finance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

Our Audit Committee presently consists of four independent members of the Board of Directors, Conrad J. Gunther (Chairman), Kelly S. Walters, Lawrence J. Waldman and Raymond A. Nielsen. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Gunther, Walters, Waldman and Nielsen are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Mr. Gunther qualifies as a “financial expert” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During 2015, the Audit Committee held four (4) meetings. All of the then committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com.

Compensation Committee. The Compensation Committee currently consists of Conrad J. Gunther, Kelly S. Walters, Lawrence J. Waldman and Raymond A. Nielsen. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. Mr. Rosenbaum, the Company’s President and Chief Executive Officer, and the Compensation Committee annually review the performance of the Company’s executive officers and Mr. Rosenbaum participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Rosenbaum does not participate in the review or deliberations regarding his own compensation. Upon request by the Compensation Committee, management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2015, the Compensation Committee held two meetings. All of the then committee members attended at least 75% of such meetings. The Compensation Committee did not utilize the services of a compensation consultant during the 2015 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided without charge to any person upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Conrad J. Gunther (Acting Chairman), Kelly S. Walters, Lawrence J. Waldman and Raymond A. Nielsen. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2015, the Nominating, Governance and Compliance Committee held one meeting. All of the then committee members attended at least 75% of such meetings.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements. Candidates recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2017 Annual Meeting of Shareholders, he or she must submit nominations in accordance with the procedures set forth in “Shareholder Proposals For Next Annual Meeting.” If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating, Governance and Compliance Committee of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, New York 11722.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Finance Committee.      The Finance Committee presently consists of Kelly S. Walters (Chairman) and Conrad J. Gunther. The committee was established on September 14, 2011 for the purpose of providing advice to the Board as to matters pertaining to general corporate finance. The Finance Committee did not hold any meetings during the fiscal year ended December 31, 2015.

Meetings of Independent Directors.     Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were no meetings held during the fiscal year ended December 31, 2015.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 17, 2016 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more then five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of October 17, 2016.

Name and Address of Beneficial Owner (1)(2)	Amounts and Nature of Beneficial Ownership (3)		Percent of Class
Leonard A. Rosenbaum	821,870	(4)	13.0%
Martin J. Teitelbaum	79,046	(5)	1.2
Conrad J. Gunther	59,188	(6)	*
Kelly S. Walters	9,000	(7)	*
Lawrence J. Waldman	900	(8)	*
Raymond A. Nielsen	900	(9)	*
Glen R. Charles	17,685	(10)	*
Steven Aragon	44,895	(11)	*
Karlheinz Strobl	115,230	(12)	1.8
William S. Linss	11,819	(13)	*
Kevin R. Collins	66,814	(14)	1.1

Directors and executive officers and executive employees as a group (eleven persons)	1,227,347		19.4%

____________________________________________________________________

*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)

The address of Messrs. Rosenbaum, Teitelbaum, Gunther, Walters, Waldman, Nielsen, Charles, Aragon, Strobl and Linss is c/o CVD Equipment Corporation. 355 South Technology Drive, Central Islip, NY 11722

(2)	The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway, Saugerties, NY 12477

(3)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below

(4)	Includes options to purchase 24,000 shares of common stock. Does not include 4,347 shares of unvested restricted stock units.

(5)

Includes 2,000 shares held by Mr. Teitelbaum’s wife as to which Mr. Teitelbaum disclaims beneficial ownership and options to purchase 6,710 shares of common stock. Does not include 3,261 shares of unvested restricted stock units.

(6)	Includes options to purchase 18,110 shares of common stock.

(7)	Includes options to purchase 2,800 shares of common stock.

(8)	Includes 900 shares of restricted common stock that vests on the earlier of December 31, 2016 or the date of the 2016 annual meeting of shareholders.

(9)	Includes 900 shares of restricted common stock that vests on the earlier of December 31, 2016 or the date of the 2016 annual meeting of shareholders.

(10)	Does not include 10,072 shares of unvested restricted common stock units.

(11)

Includes options to purchase 40,000 shares of common stock. Includes a stock grant equivalent to $25,000 based on the closing price per share of $8.67 on October 5, 2016. Does not include 3,261 shares of unvested restricted common stock units.

(12)	Does not include 8,835 shares of unvested restricted common stock units.

(11)	Does not include 16,150 shares of unvested restricted common stock units.

(12)	Does not include 10,723 shares of unvested restricted common stock units.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, chief operating officer and one other highly compensated officers, our “named executive officers,” for the years ended December 31, 2015 and 2014. The Company has no executive officers other than the “named executive officers.”

Name and Principal Position	Year	Salary($)	Bonus ($)	Option Awards		Stock Awards	All Other Compensation	Total ($)
				(1)		(1)
Leonard A. Rosenbaum	2015	302,742	--	--				302,742
President and Chief	2014	302,742	--	--				302,742
Executive Officer

Glen R. Charles	2015	163,942	--	--		--		163,942
Secretary and Chief	2014	163,942	--	--		166,383		330,325
Financial Officer

Steven Aragon	2015	181,731	--	--		25,000		206,731
Chief Operating Officer	2014	30,288	--	295,800	(2)	--		326,088

Martin J. Teitelbaum	2015	261,968	--	--		--		295,233
General Counsel and	2014	235,932	--	--		39,800		275,732
Assistant Secretary

_________________________________

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown reflect either the total remaining compensation costs on restricted stock and options awards granted prior to fiscal 2014 that have not previously been shown, as determined pursuant to ASC 718 or the compensation costs on restricted stock and options granted in fiscal 2014 and 2015. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2015. This column represents the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports

(2)

The amount shown is attributable to non-qualified stock options to purchase 100,000 shares of the Company’s common stock granted to Mr. Aragon on October 20, 2014 that became exercisable, as to 20.0% of the underlying shares on October 10, 2015. These options were issued at a grant price equal to the then current market price of $11.17. These options expire on October 10, 2024.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2015.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of shares of Units of Stock that Have not Vested ($)	Equity Incentive Awards: Number of unearned shares or units that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares or units that have not vested

Leonard A. Rosenbaum, President and Chief Executive Officer	24,000	---	3.65	12/12/2017	---	---

Glen R. Charles, Chief Financial Officer and Secretary	---	---			---	---	9,615	96,919

Steven Aragon Chief Operating Officer	20,000	80,000	11.17	10/20/2024	---	---	---	---

Martin J. Teitelbaum	5,310		4.25	1/12/2020	4,000	40,320	---	---
General Counsel and Assistant Secretary	1,400		7.90	1/15/2021

Director Compensation

On November 19, 2008 the Board of Directors adopted a Director Compensation Plan applicable to all non-employee directors, which, beginning in 2010, provided for annual compensation of approximately $40,000 to each director in a combination of cash, stock grant and options. In 2011, the Board of Directors amended the annual compensation of non-employee directors beginning in 2012 to include a combination of a cash and stock grant.

On May 9, 2016 the Board of Directors adopted a Director Compensation Plan applicable to all non-employee directors, which retroactively from January 1, 2016, provided for annual compensation of approximately $50,000 to each director in a combination of 40% cash and 60% stock grant.

The following tables detail fiscal 2015 and 2014 compensation paid to our non-employee directors.

2015

Name	Fees Earned or Paid in Cash	Restricted Stock (1)	Total

Conrad J. Gunther	19,000	25,200	44,200
Bruce T. Swan (4)	16,000	25,200	41,200
Kelly S. Walters (5)	16,000	25,200	41,200
Lawrence D. Firestone (3)	16,000	25,200	41,200

2014

Name	Fees Earned or Paid in Cash	Restricted Stock (2)	Total

Conrad J. Gunther	19,000	24,310	43,310
Bruce T. Swan	16,000	24,310	40,310
Kelly S. Walters	16,000	24,310	40,310
Lawrence D. Firestone	12,000	18,213	30,213

(1)

On January 14, 2015, the closing market price of our stock was $14.00 and 1,800 shares were granted to our non-employee directors, the equivalent of approximately $24,000 rounded up to the next 100 shares. These shares were issued on January 15, 2015 and vested as to 25% on each of March 31, 2015, June 30, 2015, September 30, 2015 and November 20, 2015.

(2)

In 2014 three non-employee directors were paid a cash retainer of $16,000 and received a restricted stock grant on January 15, 2014 of 1,700 shares, the equivalent of $24,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $14.30 on January 14, 2014.

(3)

On March 26, 2014, Lawrence Firestone was elected to the board of directors. In 2014, he was paid a cash retainer of $12,000 and received a restricted stock grant on March 26, 2014 of 1,300 shares based on the closing market price of our stock which was $14.01 on March 25, 2014. Mr. Firestone resigned as a director effective as of October 5, 2016.

(4)	On August 27, 2016, Bruce T. Swan notified the Board of Directors of his resignation effective September 30, 2016.

(5)	On October 5, 2016, Kelly S. Walters notified the Board of Directors that he would not run for re-election at the next Annual Meeting of Shareholders to be held on December __, 2016

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance
Plan Category

Equity compensation plans approved by security holders	259,730	$7.12	321,644

Equity compensation plans not approved by security holders	---	N/A	---

Total	259,730	$7.12	321,644

        ______________________

(1)

Reflects aggregate options and restricted stock awards outstanding under our 1989 Key Employee Stock Option Plan, 2001 Stock Option Plan and 2007 Share Incentive Plan (all as defined below). Does not include 105,832 shares that are issuable upon vesting of restricted stock units.

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains two stock option plans and one share incentive plan.

1989 “Key Employee” Stock Option Plan. On June 15, 1989, we instituted the 1989 “Key Employee” Stock Option Plan, a non-qualified stock option plan (the “1989 Plan”). In connection therewith, 700,000 shares of the Company’s common stock were reserved for issuance pursuant to options that may be granted under the 1989 Plan through June 30, 2009. The purchase price of the common stock under each option granted under the 1989 Plan could be no lower than the average bid price per share, calculated on a monthly basis, that the common stock (as reported by the NASDAQ Capital Market) traded during the calendar year immediately preceding the year in which the option is granted. As of December 31, 2015, there are options to purchase 7,830 shares outstanding under the 1989 Plan. This plan has been terminated. No further grants may be made under the 1989 Plan.

2001 Stock Option Plan. In November 2006, we registered a non-qualified stock option plan (the “2001 Plan”). Shareholders approved the 2001 Plan in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock were reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan was established by the Board of Directors provided, that the exercise price per share could not be less than the closing price of the Company’s common stock on the date the option is granted. The stock options generally expire five to ten years after the date of grant. As of December 31, 2015, there were options to purchase 124,480 shares outstanding under the 2001 Plan. The 2001 Plan terminated on July 22, 2011. No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. In August 2008, we registered the 2007 Share Incentive Plan (the “2007 Plan”). Shareholders approved the 2007 Plan in December 2007, covering key employees, officers, outside directors or third party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Stock Option and Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted As of December 31, 2015, 428,356 shares have been granted and 321,644 remain available for grant.

CHANGE IN CONTROL OR OTHER ARRANGEMENTS

There are no arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company’s review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company’s fiscal year ended December 31, 2015, all of the filings for such Reporting Persons were made on a timely basis except for the following: (i) one report filed by Mr. Steven Aragon on Form 4 on November 16, 2015 to report a grant of common shares on October 18, 2015

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

PROPOSAL 2: AMEND CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

The Certificate of Incorporation of CVD Equipment Corporation (the “Company”), as amended (the “Certificate”), currently provides for Ten Million Seven Hundred Fifty (10,000,750) shares of stock, which are divided into Ten Million (10,000,000) shares of common stock having a par value of $0.01 per share (the “Common Stock”), Five Hundred (500) shares of Class A Preferred Stock with a par value of $0.01 per share, and Two Hundred Fifty (250) shares of Class B Preferred Stock with a par value of $0.01 per share. The Board of Directors believes that an amendment to the Certificate authorizing an increase in the authorized number of shares of Common Stock from Ten Million (10,000,000) shares to Twenty Million (20,000,000) shares of Common Stock (the “Common Stock Amendment”) would more appropriately support the present and future needs of the Company. The Common Stock Amendment will also delete all references to the Seven Hundred Fifty (750) shares of Class A Preferred Stock and Class B Preferred Stock, since, by their terms, such preferred stock was redeemed and the Company is barred from reissuing such shares of preferred stock. The Common Stock Amendment would afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Under our Certificate of Incorporation, our shareholders do not have preemptive rights with respect to our Common Stock. Thus, should our Board of Directors elect to issue additional shares, existing shareholders would not have any preferential rights to purchase any shares.

If our shareholders approve the Common Stock Amendment, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of the State of New York. A copy of the proposed Common Stock Amendment is attached hereto as Exhibit A.

Purpose of the Increase in Authorized Number of Shares of Common Stock

The primary purpose of the increase in the number of authorized shares of our Common Stock is to provide us with additional shares of Common Stock for equity sales, acquisitions and other corporate purposes. We presently have no plans, proposals or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings. The Common Stock Amendment authorizing the increase in the number of shares of our Common Stock from Ten Million (10,000,000) shares to Twenty Million (20,000,000) shares will provide us with additional shares of Common Stock which could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The increase in the authorized number of shares of our Common Stock is not being undertaken in response to any specific effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company.

Other than the Common Stock Amendment, our Board of Directors does not currently contemplate the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent shareholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of our Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such authorization will outweigh the disadvantages. To the extent that such authorization may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the shareholders' interests.

New York Anti-Takeover Laws

      We are subject to Section 912 of the New York Business Corporation Law, which prohibits persons deemed “interested shareholders” from engaging in a “business combination” with a New York corporation for five years following the date such persons become interested shareholders unless the business combination is, or the transaction in which the person became an interested shareholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested shareholder” is a person who, together with affiliates and associates, owns, or within five years prior to the determination of interested security holder status did own, 20% or more of a corporation’s outstanding voting stock. Generally, a “business combination” includes a merger, consolidation, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board of Directors. This provision could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of our Common Stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that some shareholders may otherwise deem to be in their best interests.

Description of the Securities

The authorized capital stock of the Company presently consists of 10,000,000 shares of Common Stock with a par value of $.01 per share, Five Hundred (500) shares of Class A Preferred Stock with a par value of $0.01 per share, and Two Hundred Fifty (250) shares of Class B Preferred Stock with a par value of $0.01 per share. Each outstanding share of our Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. Each outstanding share of our Class A Preferred Stock is entitled to one thousand votes on all matters submitted to a vote of shareholders. There are no cumulative voting rights. A majority of the total outstanding shares of our Company entitled to vote, represented in person or by proxy, will constitute a quorum at any meeting of our shareholders. Other than the election of directors, when a quorum is present at any meeting of our shareholders, a majority of votes cast by the holders of shares entitled to vote thereon will constitute action by our shareholders. With respect to the election of directors, when a quorum is present at any meeting of our shareholders, a plurality of the votes cast by the holders of shares entitled to vote thereon will constitute action by our shareholders. Our Board of Directors can change the foregoing voting requirement by changing our by-laws to the extent permitted by applicable laws. In addition, any action required to be taken at a meeting of our shareholders, or any other action which may be taken at a meeting of our shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, is signed by all shareholders entitled to vote with respect to the subject matter thereof.

Subject to any preferential rights of any outstanding preferred stock created by our Board of Directors from time to time, if our Certificate of Incorporation is amended to authorize the issuance of preferred stock, upon liquidation, dissolution or winding up of our Company, the holders of our Common Stock are entitled to share ratably in all net assets available for distribution to our shareholders after payment to creditors.

Subject to any preferential rights of any outstanding preferred stock created by our Board of Directors from time to time, if our Certificate of Incorporation is amended to authorize the issuance of the preferred stock, the holders of our Common Stock are entitled to receive the dividends as may be declared by our Board of Directors out of funds legally available for dividends. Our Board of Directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

Our Common Stock is not convertible or redeemable and has no preemptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding our Common Stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed MSPC as the Company’s independent public accountants for the fiscal years ending December 31, 2016 and 2017. The submission of the appointment of MSPC is not required by law or by the Company’s Bylaws. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if MSPC is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If MSPC shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. MSPC has served as the Company’s independent public accountants since 2005. The Board of Directors expects that a representative of MSPC will be present at the Annual Meeting to respond to appropriate questions from shareholders, and the Board of Directors will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 3 TO RATIFY THE SELECTION OF MSPC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEARS ENDING DECEMBER 31, 2016 and 2017.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by MSPC during the years ended December 31, 2015 and 2014 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by MSPC normally provided by them in connection with statutory and regulatory filings, for fiscal years 2015 and 2014, (ii) services by MSPC that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Audit Fees	$132,000	$130,500
Audit-Related Fees (1)	10,000	10,000
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$142,000	$140,500

(1)   Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by MSPC and has pre-approved similar services to be rendered during fiscal years 2016 and 2017. The Audit Committee believes the rendering of these services is not incompatible with MSPC maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee has furnished the following report.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD Equipment Corporation (“CVD”), the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. MSPC, CVD’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

In 2015, in fulfilling its responsibilities, the Audit committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2015 Annual Report on SEC Form 10-K with CVD’s management and with MSPC;
●

Discussed with MSPC the matters required to be discussed by Statement on auditing Standards No. 16, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●

Received written disclosures and the letter from MSPC required by Public Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with MSPC its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

The Audit Committee1

Conrad J. Gunther

Kelly S. Walters

Bruce T. Swan

Lawrence D. Firestone

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

1On September 30, 2016, Mr. Swan retired from the Board of Directors. On October 5, 2016, Mr. Firestone resigned from the Board of Directors. On October 5, 2016, Lawrence J. Waldman and Raymond A. Nielsen were elected to serve as directors on the Company’s Board of Directors and were appointed to serve on the Company’s Audit Committee. Neither Mr. Waldman nor Mr. Nielsen participated in the review and discussion of the Company’s annual and quarterly statements for fiscal 2015, nor did they make any recommendations to the Board of Directors regarding the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

PROPOSAL 4: APPROVAL OF THE 2016 CVD EQUIPMENT CORPORATION SHARE INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve the Company’s 2016 CVD Equipment Corporation Share Incentive Plan (the “2016 Plan”), which was adopted by the Board of Directors subject to approval by the Company’s shareholders. The Company’s Board of Directors considers the 2016 Plan to be important to: (i) aid in maintaining and developing key employees capable of assuring the future success of the Company and to offer such personal incentives to put forth maximum efforts for the success of the Company’s business; (ii) to enhance the Company’s ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s shareholders.

Summary of the New Plan

The following summary of the main features of the 2016 Plan is qualified in its entirety by reference to the complete text of the 2016 Plan, which is set forth as Exhibit B to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 4, all capitalized terms shall have the meaning proscribed to such terms in the 2016 Plan, except as otherwise provided.

The 2016 Plan authorizes the grant and issuance of two different types of Awards: Options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options;” and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria.

The 2016 Plan has a number of special terms and limitations, including:

■	The exercise price for Stock Options granted under the 2016 Plan must at least equal the Shares’ fair market value at the time the Stock Option is granted;
■	The 2016 Plan expressly states that Stock Options granted under it cannot be “repriced,” as defined in the 2016 Plan, without shareholder approval;
■	750,000 shares, are proposed to be available for granting any Award under the 2016 Plan; and
■	Shareholder approval is required for certain types of amendments to the 2016 Plan.

Eligibility

Any key employee, including any key employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliates shall be eligible to be designated a Participant; provided however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Administration

The 2016 Plan will be administered by the Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether to, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Shares Available for Awards

The aggregate number of Shares that can be issued under the 2016 Plan may not exceed 750,000 (including pursuant to Incentive Stock Options). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or if an Award otherwise terminates without the delivery of any shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Awards

The 2016 Plan authorizes the grant and issuance of the following types of Awards: Stock Options and Restricted Stock.

Stock Options

Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2016 Plan, as may be determined from time to time by the Committee. The 2016 Plan expressly provides that the Company cannot “reprice” Stock Options without shareholder approval. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2016 Plan) at the time the Stock Option is granted. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash and or shares having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

Restricted Stock

The Committee may make Awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These Awards may be subject to forfeiture and reacquired by the Company upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon resignation or removal as an Outside Director during the applicable restriction period.

Amendments and Termination

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

■	changes the maximum number of shares of Common Stock for which Awards may be granted under this Plan;
■	extends the term of this Plan; or
■	changes the class of persons eligible to participate in the Plan.

The Committee may amend, alter or discontinue an Award made under the Plan which would impair the rights of any Award holder, without such holder’s consent, under any Award theretofore granted; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or any Award granted to satisfy any law or regulation or to meet the requirements of any accounting standard.

No Award granted under the 2016 Plan shall be granted pursuant to the 2016 Plan more than 10 years after the date of the Company’s shareholder’s adoption of the 2016 Plan.

Income Tax Withholding; Tax Bonuses

Withholding.      In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Tax Bonuses.     The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the 2016 Plan as set forth above. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Internal Revenue Code of 1986 (the “Code”) and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.

A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant's ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant's particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the "Holding Period"). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant's tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant's tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a "disqualifying disposition." If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO's exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the "disqualifying disposition" occurs. The participant's basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such "disqualifying disposition." In addition, the amount received in such "disqualifying disposition" over the participant's increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the "disqualifying disposition" over the basis of the shares.

Nonqualified Stock Options.

A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant's tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant's income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant's tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant's tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.

If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant's tax basis and holding period for these shares received will be equal to the participant's tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares' fair market value. The participant's tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant's holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant's tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock Units.

In the case of an award of restricted stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Tax Consequences to the Company.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2016 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation. Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

If an individual's rights under the 2016 Plan are accelerated as a result of a change in control and the individual is a "disqualified individual" under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the 2016 Plan.

The Board believes that the approval of the 2016 Plan is in the Company’s and the shareholder’s best interests. The Company’s non-employee directors have an interest in the proposal to adopt the 2016 Plan since each is an eligible Participant in Awards under the 2016 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 4 TO APPROVE THE 2016 CVD EQUIPMENT CORPORATION EMPLOYEE SHARE INCENTIVE PLAN.

PROPOSAL 5: APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its shareholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “named executive officers”: Leonard A. Rosenbaum, Glen R. Charles, Martin J. Teitelbaum, and Steven Aragon.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our named executive officers, who are critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2015 compensation of the named executive officers.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the named executive Officers of CVD Equipment Corporation, as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2016 Annual Meeting of shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the named executive officers, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

Pursuant to the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is also asking its shareholders to provide their input with regard to the frequency of future shareholder advisory “say on pay” votes on the compensation of future named executive officers, such as the proposal contained in Proposal 6 above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board of Directors has determined that an advisory vote on executive compensation every three years is the appropriate interval for conducting and responding to a “say on pay” vote. By providing an advisory vote on executive compensation every three years, shareholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices after having enough time to view its impact on the Company’s business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, shareholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will consider the shareholder vote on the frequency of the vote on the future compensation of our future named executive officers. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “THREE YEARS” AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION OF THE FUTURE COMPENSATION OF THE COMPANY’S FUTURE NAMED EXECUTIVE OFFICERS.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2017 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no sooner then [___] and no later than [___] for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2015, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

Exhibit A: The Proposed Amendment

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF CVD EQUIPMENT CORPORATION

Under Section 805 of the

Business Corporation Law

We, the undersigned, President and Secretary, respectively, of CVD Equipment Corporation, a Corporation organized under the laws of the State of New York (the “Corporation”), hereby certify that:

1.	The name of the Corporation is CVD Equipment Corporation.

2.	The Certificate of Incorporation was filed by the Department of State on the 13th day of October, 1982.

3.	The Certificate of Incorporation of the Corporation is hereby further amended whereby Paragraph FOURTH, which now reads as follows:

FOURTH:           (a) The Corporation is authorized to issue three classes of stock to be designated respectively "Common," "Class A Preferred," and "Class B Preferred." The aggregate number of Shares which the Corporation shall have authority to issue is Ten Million Seven Hundred Fifty (10,000,750), which are divided into Ten Million (10,000,000) Shares of Common Stock with a par value of One Cent ($.0l) each, Five Hundred (500) Shares of Class A Preferred Stock with a par value of One Cent ($.0l) each, and Two Hundred Fifty (250) Shares of Class B Preferred Stock with a par value of One Cent ($.0l) each.

 (b)  Class A Preferred Stock shall be entitled to the rights, interests, preferences, limitations and restrictions hereinafter set forth.

(1)            Each Share of Class A Preferred Stock shall be entitled to Three Thousand (3,000) votes on each matter coming before the holders of the Common Stock of the Corporation.

(2)            Each Share of Class A Preferred Stock is convertible, at the option of the holder thereof, into One Thousand (1,000) Shares of the Corporation's Common Stock if the Corporation's income before provision for taxes and exclusive of any capital gains or losses and of depreciation of any building to be owned by the Corporation ("Pre-Tax Profit"), as audited by the Corporation's independent public accountants, is equal to or greater than $1,500,000 for the year ending December 31, 1986 or $3,000,000 for the year ending December 31, 1987. In no event will any Shares of Class A Preferred Stock be convertible subsequent to June 30, 1988.

(3)            No dividends may be declared on the Class A Preferred Stock.

(4)            In the event of any voluntary or involuntary complete or partial liquidation, dissolution or winding-up of the Corporation, before any amount shall be paid to or set aside for, or any assets shall be distributed among, the holders of Common Shares of the Corporation, each holder of a Share of Class A Preferred Stock shall be entitled to receive out of the assets of the Corporation or the proceeds thereof a preferential payment in an amount equal to $.0l per Share.

(5)            The Corporation will, on July 2, 1990, redeem for One Cent ($.01) per Share all then outstanding Shares of Class A Preferred Stock. All such Stock which is redeemed shall be cancelled and may not be reissued.

(c)          Class B Preferred Stock shall be entitled to the rights, interests, preferences, limitations and restrictions hereinafter set forth:

(1)           Holders of Class B Preferred Stock shall have no voting rights on any matter, except to the extent required by law.

(2)           Each Share of Class B Preferred Stock is convertible at the Option of the holder thereof, into One Thousand (1,000) Shares of the Corporation's Common Stock if the Corporation's Pre-Tax Profit (as determined in the case of Class A Preferred Stock) is equal to or greater than $1,500,000 for the year ending December 31, 1986 and $3,000,000 for the year ending December 31, 1987. In no event will any Shares of Class B Preferred Stock be converted subsequent to June 30, 1988.

(3)           No dividends may be declared on the Class B Preferred Stock.

(4)           In the event of any voluntary or involuntary, complete or partial liquidation, dissolution or winding-up of the Corporation, before any amount shall be paid to or set aside for, or any assets shall be distributed among, the holders of Common Shares of the Corporation, each holder of a share of Class B Preferred Stock shall be entitled to receive out of the assets of the Corporation or the proceeds thereof a preferential payment in the amount equal to $.0l per Share.

(5)           The Corporation will, on July 1, 1988, redeem for One Cent ($.0l) per Share all then outstanding Shares of Class B Preferred Stock. All such Stock which is redeemed shall be cancelled any may not be reissued.

(d)           Each of the One Hundred (100) presently issued and outstanding Shares of no par value Common Stock of the Corporation is hereby changed, effective upon the surrender to the Corporation of the Certificate for such Shares, into Fifteen Thousand (15,000) Shares of One Cent par value Common Stock of the Corporation, Five (5) Shares of One Cent par value Class A Preferred Stock, and Two and One-Half (21/2) Shares of One Cent par value Class B Preferred Stock.

is hereby amended to read as follows:

FOURTH:     The Corporation is authorized to issue one class of stock to be designated "Common”. The number of shares of Common Stock which the Corporation shall have authority to issue is Twenty Million (20,000,000), with a par value of One Cent ($.0l) per share of Common Stock.

4.	This amendment to the Certificate of Incorporation was authorized at a meeting of the Shareholders by the majority vote of all the outstanding shares entitled to vote thereon.

IN WITNESS HEREOF, this Certificate has been subscribed this __ day of ________, 2016 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

President

Exhibit B

CVD EQUIPMENT CORPORATION

2016 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

1.1     General Purpose. The name of this plan is the CVD Equipment Corporation 2016 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable CVD Equipment Corporation, a New York corporation (the "Company"), to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2     Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3     Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Stock and (d) Restricted Stock Units.

2.     Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Restricted Stock Award or a Restricted Stock Unit Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means, unless the applicable Award Agreement provides otherwise, the occurrence of any one or more of the following: (i) the Participant’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means:

(a)     The acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Company; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (D) the acquisition of securities pursuant to an offer made to the general public through a registration statement filed with the Securities and Exchange Commission; or

(b)     The sale, transfer or other disposition of all or substantially all of the assets of the Company to any Person other than an Affiliate; or

(c)     One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company's stock and acquires additional stock; or

(d)     A majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.4 and Section 3.5.

"Common Stock" means the common stock, $.01 par value per share, of the Company.

"Company" means CVD Equipment Corporation, a New York corporation, and any successor thereto.

"Consultant" means any individual or Person who is engaged by the Company to render consulting or advisory services, whether or not compensated for such services, including but not limited to a service provider.

"Continuous Service" means that the Participant's service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

"Detrimental Activity" means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or any of its Affiliates; (ii) any activity that would be grounds to terminate the Participant's employment or service with the Company or any of its subsidiaries for Cause; (iii) the breach of any non-competition, non-solicitation, non-disparagement or other agreement containing restrictive covenants, with the Company or its Affiliates; (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion; or (v) any other conduct or act determined to be materially injurious, detrimental or prejudicial to any interest of the Company or any of its Affiliates, as determined by the Committee in its sole discretion.

"Director" means a member of the Board.

"Disability" means the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

"Disqualifying Disposition" has the meaning set forth in Section 14.10.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an officer or Director, employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

"Fair Market Value" means, on a given date, (i) if there is a public market for the shares of Common Stock on such date, the closing price of the shares as reported on such date on the principal national securities exchange on which the shares are listed or, if no sales of shares have been reported on any national securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted, and (ii) if there is no public market for the shares of Common Stock on such date, then the fair market value shall be determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A and 422 of the Code.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; or (b) such other transferees as may be permitted by the Committee in its sole discretion; provided that, unless otherwise determined by the Committee, no person shall be a Permitted Transferee unless he or she executes and becomes a party to a Shareholders' Agreement.

"Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

"Plan" means this CVD Equipment Corporation 2016 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Restricted Period" has the meaning set forth in Section 7.

"Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

3.     Administration.

3.1     Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)     to construe and interpret the Plan and apply its provisions;

(b)     to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)     to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)     to delegate its authority to one or more officers of the Company;

(e)     to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)     from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)     to determine the number of shares of Common Stock to be made subject to each Award;

(h)     to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)     to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)     to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(k)     to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(l)     to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)     to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)     to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

3.2     Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumed award shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. The Committee may also grant Awards under the Plan in settlement of or in substitution for outstanding awards or obligations to grant future awards in connection with the Company acquiring another entity, an interest in another entity, or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

3.3     Committee Decisions Final. All decisions (unless modified or revoked by the Board) made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.4     Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.5     Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Directors appointed to the Committee from time to time by the Board.

4.     Shares Subject to the Plan.

4.1     Subject to adjustment in accordance with Section 11, a total of 750,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2     Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.3     Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation.

4.4     If the Committee authorizes the assumption of awards pursuant to Section 3.2 or Section 12.1 hereof, the assumption will reduce the number of shares available for issuance under the Plan in the same manner as if the assumed awards had been granted under the Plan.

5.     Eligibility.

5.1     Eligibility for Specific Awards. Incentive Stock Options may be granted to Employees only. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2     Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1     Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2     Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3     Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4     Method of Exercise. The Option Exercise Price shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve: (i) by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) by a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Option Exercise Price; (iii) by any combination of the foregoing methods; or (iv) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the Option Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

6.5     Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6     Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7     Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8     Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9     Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10     Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.12     Detrimental Activity. Unless otherwise provided in an Award Agreement, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable on the date on which an Optionholder engages in Detrimental Activity.

7.     Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or an Award of hypothetical Common Stock Units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock. Restricted Awards may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

7.1     Restricted Stock. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

7.2     Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. To the extent provided in an Award Agreement, the holder of Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as provided by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable to the Participant upon the release of restrictions on such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

7.3     Restrictions.

(a)     Restrictions on Restricted Stock. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)     Restrictions on Restricted Stock Units. Restricted Stock Units awarded to a Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)     Committee Discretion to Remove Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock or Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the Grant Date, such action is appropriate.

7.4     Restricted Period. The Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Award at any time and for any reason. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

7.5     Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.3(a) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each outstanding Restricted Stock Unit and any dividend equivalent payments credited to the Participant's account with respect to such Restricted Stock Units and the interest thereon, if any; provided, however, that if explicitly provided in the Award Agreement, the Committee may, in its sole discretion, elect to pay part cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock.

8.     Securities Law Compliance.

8.1     Securities Registration. No Awards shall be granted under the Plan and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan unless and until the Company and/or the Participant have complied with all applicable federal and state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

8.2     Representations; Legends. The Committee may, as a condition to the grant of any Award or the exercise of any Option under the Plan, require a Participant to (i) represent in writing that the shares of Common Stock received in connection with such Award are being acquired for investment and not with a view to distribution and (ii) make such other representations and warranties as are deemed appropriate by counsel to the Company. Each certificate representing shares of Common Stock acquired under the Plan shall bear a legend in such form as the Company deems appropriate.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.     Miscellaneous.

10.1     Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2     Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms (including any obligation to execute the Shareholders' Agreement) and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

10.4     Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5     Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.     Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and the maximum number of shares of Common Stock subject to Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code.

12.     Effect of Change in Control.

12.1     In the event of a Change in Control, the Committee may, but shall not be obligated to:

(a)     accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award;

(b)     cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Option Exercise Price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor;

(c)     provide for the issuance of substitute Awards or the assumption or replacement of such Awards; or

(d)     provide written notice to Participants that for a period of at least ten (10) days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect.

12.2     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company, taken as a whole.

13.     Amendment of the Plan and Awards.

13.1     Amendment of the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2     Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4     No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5     Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.     General Provisions.

14.1     Clawback; Forfeiture . Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, provide in an Award Agreement or otherwise that the Committee may cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may, in its sole discretion, also provide in an Award Agreement or otherwise that (i) if the Participant has engaged in or engages in Detrimental Activity, the Participant will forfeit any gain realized on the vesting, exercise or settlement of any Award, and must repay the gain to the Company and (ii) if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with Applicable Laws.

14.2     RESERVED.

14.3     Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.4     Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.5     Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.6     Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.7     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.8     Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.9     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.10     Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.11     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.12     Expenses. The costs of administering the Plan shall be paid by the Company.

14.13     Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.14     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.15     Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.     Termination or Suspension of the Plan. The Plan shall terminate automatically on 11:59 EDT September 6, 2026. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16.     Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders

December __, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on December __, 2016 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD DECEMBER __, 2016:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K

FOR THE PERIOD ENDING DECEMBER 31, 2015 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Detach and Mail in the Envelope Provided

[X] Please mark your votes

as in this example using

dark ink only.

1.

The election of the following nominees to the Company’s Board of Directors to serve until the 2017 Annual Meeting of Shareholders: Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Lawrence J. Waldman and Raymond A. Nielsen.

FOR [ ]
all nominees listed above
(except as marked
to the contrary below)

WITHHOLD [ ]
AUTHORITY
to vote for all
nominees listed above

FOR ALL EXCEPT [ ]

Leonard A. Rosenbaum [ ]
Martin J. Teitelbaum [ ]
Conrad J. Gunther [ ]
Lawrence J. Waldman [ ]
Raymond A. Nielsen [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2.	The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.

The ratification of MSPC, Certified Public Accountants and Advisors, P.C. (“MSPC”) as the Company’s independent registered public accounting firm for the years ending December 31, 2016 and December 31, 2017.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	To approve the 2016 CVD Equipment Corporation Share Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation.

3 Years	2 Years	1 Year	ABSTAIN
[ ]	[ ]	[ ]	[ ]

7.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

Signature(s) ____________________               Signature _____________________

Dated: _________________

NOTE:

Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.